                                                                   Exhibit 10.36

                            AGREEMENT TO GRANT STOCK


        This Agreement to Grant Stock ("Agreement") is entered into as of December 7, 2004 by and between American Reprographics Company, a Delaware corporation ("ARC") and Rahul K. Roy ("Roy").

        This Agreement is entered into with reference to the following facts:

     A. Roy is the Chief Technology Officer of ARC.

     B. ARC has embarked upon a new software- and internet-based program to provide services to new and existing customers known as the "SubHub" product.

     C. Roy is uniquely qualified to develop the SubHub project and ARC is willing to provide to Roy additional compensation for the completion of the SubHub project in a timely manner under the direction of ARC's Chief Operation Officer.

        Now, Therefore, the parties agree as follows:



1.   SERVICES.

     (a) Roy will work diligently to produce and develop, and manage a team of ARC employees and/or independent contractors, to produce and developed the SubHub product in accordance with specifications and functionalities to be determined from time to time and communicated to Roy by ARC's Chief Operating Officer.

     (b) Staffing and budgets in connection with the production and development of the SubHub project, and schedules and timing for achieving performance and functionality, shall be determined by ARC's Chief Operating Officer from time to time in consultation with Roy.

     (c) Roy will supervise the Beta testing of the SubHub product and see to the correction of defects in the product and to the addition of features determined by ARC's Chief Operating Officer as a result of the Beta testing to be reasonably necessary to the successful release of the SubHub product for use by ARC's customers.

     (d) Roy's work on the SubHub product is intended to be in addition to his regular duties as ARC's Chief Technology Officer, and shall not be allowed by Roy to detract from such duties.



2.   RESTRICTED STOCK GRANT.


     (a) Upon the completion of the development of the SubHub product, as defined below, in accordance with this Agreement, ARC will grant to Roy the number of shares of ARC common stock, subject to vesting as provided below, which have an aggregate fair market value on the date of grant, as determined below, of One Million Dollars ($1,000,000).

     (b) The completion of the development of the SubHub product shall occur on the first date after Beta testing that the SubHub product is offered by ARC as a completed product to its customers ("date of grant"). For this purpose, an offering to customers to participate in Beta testing shall not constitute an offer of a completed product.

     (c) For purposes of this Agreement, the fair market value of a share of ARC stock on the date of grant shall be the average of the closing prices of ARC stock traded on the New York Stock Exchange for the ten (10) business days which immediately precede the fifth (5th) business day prior to the date of grant. The number of shares to be granted to Roy shall be determined by dividing the sum of One Million Dollars ($1,000,000) by such fair market value of one (1) share, rounding up to the nearest whole share.

     (d) The grant of shares shall be made pursuant to the terms of the ARC's 2005 Stock Plan, as amended from time to time ("Plan"), pursuant to a Grant Notice substantially in the form of Exhibit A attached hereto and the shares so granted shall be subject at all times to all of the terms and conditions of such Plan. As a condition to such grant of shares, Roy will sign such additional documents as may be specified in or reasonably contemplated by the Plan, including, but not limited to, an Assignment Separate From Certificate, Joint Escrow Instructions and Restricted Stock Award Agreement substantially in the forms of Exhibits B, C and D attached hereto.

     (e) Roy's rights to the shares constituting the Grant shall vest in their entirety, and not in segments or portions, and shall vest if, and only if, Roy shall continue to be employed by ARC or any of its subsidiaries on the fifth
(5th) anniversary of the date of grant. For purposes of this Agreement, if Roy's employment with ARC terminates under any circumstances other than a termination by ARC without Cause or a termination by Roy for Good Reason, as those terms are defined in and governed by the Employment Agreement dated on January 7, 2005 between ARC and Roy, or any extension thereof ("Employment Agreement"), then Roy shall not be deemed so employed.

3.   NO GUARANTY OF EMPLOYMENT; MISC.

     Nothing herein contained shall constitute an agreement or guaranty of employment or other benefits by ARC in favor of Roy. In the event that Roy's employment terminates under any circumstances other than a termination by ARC without Cause or a termination by Roy for Good Reason, Roy shall not be entitled to a grant of any shares under this Agreement. In the event that Roy's employment is terminated by ARC without Cause or by Roy for Good Reason, Roy shall be entitled to a grant of such number of shares as shall be equitable in the circumstances. This Agreement covers only the subject matter contained herein.

4.   GOVERNING LAW.

     This Agreement shall be interpreted and enforced under the laws of the State of California, without regard to conflicts of law provisions thereof.

5.       COUNTERPARTS.

         This Agreement may be executed and delivered by the parties in separate counterparts manually or by electronic transmission and all such counterparts shall constitute a single a document.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first hereinabove set forth.



AMERICAN REPROGRAPHICS                      EXECUTIVE
COMPANY, a Delaware corporation


By: /s/ S. Chandramohan                     By: /s/  Rahul K. Roy
  -----------------------------------          ---------------------------------
        Sathiyamurthy Chandramohan                   Rahul K. Roy
                                            Address:
                                                    100 Montclaire Drive
                                                    ----------------------------
                                                    Fremont, CA 94539
                                                    ----------------------------
Title:     CEO

                                    EXHIBIT A



                         AMERICAN REPROGRAPHICS COMPANY
                       RESTRICTED STOCK AWARD GRANT NOTICE
                                 2005 STOCK PLAN

                  American Reprographics Company (the "Company"), pursuant to its 2005 Stock Plan (the "Plan"), hereby awards to Participant the number of shares of the Company's Common Stock set forth below ("Award"). This Award is subject to all of the terms and conditions as set forth herein and in the Restricted Stock Award Agreement, the Plan, the form of Assignment Separate from Certificate and the form of Joint Escrow Instructions, all of which are attached hereto and incorporated herein in their entirety.

Participant:                           Rahul K. Roy

Date of Grant:
                                       -----------------------------------------
Vesting Commencement Date:
                                       -----------------------------------------
Number of Shares Subject to Award:
                                       -----------------------------------------
Consideration:                         Participant's Past Services

VESTING SCHEDULE:  100% of the  Shares  vest on the  fifth  anniversary  of the
                   Vesting Commencement Date provided Participant is then employed by the Company; no Shares will vest before such date

                  ADDITIONAL TERMS/ACKNOWLEDGEMENTS: The undersigned Participant acknowledges receipt of, and understands and agrees to, this Grant Notice, the Restricted Stock Award Agreement and the Plan. Participant further acknowledges that as of the Date of Grant, this Grant Notice, the Restricted Stock Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) Awards previously granted and delivered to Participant under the Plan, and (ii) the following agreements only:

                           OTHER AGREEMENTS:
                                         AGREEMENT TO GRANT STOCK



AMERICAN REPROGRAPHICS COMPANY              PARTICIPANT:


By:
    ----------------------------------      ------------------------------------
              Signature                                  Signature

Title:                                      Date:
       -------------------------------           -------------------------------

Date:
       -------------------------------

ATTACHMENTS:  Restricted  Stock  Award  Agreement,  2005  Stock  Plan,  form  of
              Assignment Separate from Certificate and form of Joint Escrow Instructions

                                    EXHIBIT B

                      ASSIGNMENT SEPARATE FROM CERTIFICATE



     FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Award Grant Notice and Restricted Stock Award Agreement (the "Award"), [Participant's Name] hereby assigns and transfers unto American Reprographics Company, a Delaware corporation ("Assignee"), __________________________ (_____________)
shares of the common stock of the Assignee, standing in the undersigned's name on the books of said corporation represented by Certificate No. ____ herewith and do hereby irrevocably appoint __________________________ as attorney-in-fact to transfer the said stock to the Assignee with full power of substitution in the premises. This Assignment may be used only in accordance with and subject to the terms and conditions of the Award, in connection with the reacquisition of shares of common stock of the Assignee issued to the undersigned pursuant to the Award, and only to the extent that such shares remain subject to the Assignee's reacquisition right under the Award.


Dated:
       -----------------------------


                                       Signature:
                                                 -------------------------------
                                                 [PARTICIPANT'S NAME], RECIPIENT




INSTRUCTION: Please do not fill in any blanks other than the signature line. The purpose of this Assignment is to enable the American Reprographics Company to exercise its reacquisition right set forth in the Award without requiring additional signatures on your part.

                                    EXHIBIT C


                            JOINT ESCROW INSTRUCTIONS



[date]


Corporate Secretary
American Reprographics Company
[address]

Dear Sir/Madam:

     As Escrow Agent for both American Reprographics Company, a Delaware corporation (the "Company"), and the undersigned recipient of stock of the Company ("Recipient"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Award Grant Notice (the "Grant Notice"), dated ________________ to which a copy of these Joint Escrow Instructions is attached as Attachment IV, and pursuant to the terms of that certain Restricted Stock Award Agreement ("Agreement"), which is Attachment I to the Grant Notice, in accordance with the following instructions:

     1. In the event Recipient ceases to render services to the Company or an affiliate of the Company during the vesting period set forth in the Grant Notice, the Company or its assignee will give to Recipient and you a written notice specifying that the shares of stock shall be transferred to the Company. Recipient and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

     2. At the closing you are directed (a) to date any stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company.

     3. Recipient irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as specified in the Grant Notice. Recipient does hereby irrevocably appoint you as Recipient's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities and other property all documents of assignment and/or transfer and all stock certificates necessary or appropriate to make all securities negotiable and complete any transaction herein contemplated.

     4. This escrow shall terminate upon vesting of the shares or upon the earlier return of the shares to the Company.

     5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Recipient, you shall deliver all of same to any pledgee entitled thereto or, if none, to Recipient and shall be discharged of all further obligations hereunder.

     6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

     7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties or their assignees. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Recipient while acting in good faith and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

     8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     9. You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Grant Notice or any documents or papers deposited or called for hereunder.

     10. You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

     11. You shall be entitled to employ such legal counsel, including but not limited to Hanson, Bridgett, Marcus, Vlahos & Rudy, LLP, and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

     12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Secretary of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company may appoint any officer or assistant officer of the Company as successor Escrow Agent and Recipient hereby confirms the appointment of such successor or successors as his attorney-in-fact and agent to the full extent of your appointment.

     13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities, you may (but are not obligated to) retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

     15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in any United States Post Box, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties hereunto entitled at the following addresses, or at such other addresses as a party may designate by ten
(10) days' written notice to each of the other parties hereto:

     COMPANY:                       American Reprographics Company
                                    [address]
                                    Attn: Chief Financial Officer

     RECIPIENT:
                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------

     ESCROW AGENT:                  American Reprographics Company
                                    [address]
                                    Attn:  Corporate Secretary

     16. By signing these Joint Escrow Instructions you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Grant Notice.

     17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns. It is understood and agreed that references to "you" or "your" herein refer to the original Escrow Agent and to any and all successor Escrow Agents. It is understood and agreed that the Company may at any time or from time to time assign its rights under the Grant Notice and these Joint Escrow Instructions in whole or in part.


                                             Very truly yours,

                                             AMERICAN REPROGRAPHICS COMPANY:

                                             By:
                                               ---------------------------------

                                             RECIPIENT:

                                             -----------------------------------
                                             [Participant's Name]
ESCROW AGENT:


------------------------------------

                                    EXHIBIT D



                         AMERICAN REPROGRAPHICS COMPANY

                                 2005 STOCK PLAN

                        RESTRICTED STOCK AWARD AGREEMENT

     Pursuant to the Restricted Stock Award Grant Notice ("Grant Notice") and this Restricted Stock Award Agreement (collectively, the "Award") and in consideration of your past services, American Reprographics Company (the "Company") has awarded you restricted stock under its 2005 Stock Plan (the "Plan") for the number of shares of the Company's Common Stock subject to the Award as indicated in the Grant Notice. Defined terms not explicitly defined in this Restricted Stock Award Agreement but defined in the Plan shall have the same definitions as in the Plan.

     The details of your Award are as follows:

     18. VESTING. Subject to the limitations contained herein, your Award will vest as provided in the Grant Notice, provided that vesting will cease upon the termination of your Continuous Service.

     19. NUMBER OF SHARES. The number of shares subject to your Award may be adjusted from time to time for Capitalization Adjustments, as provided in the Plan.

     20. SECURITIES LAW COMPLIANCE. You may not be issued any shares under your Award unless the shares are either (i) then registered under the Securities Act or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Your Award must also comply with other applicable laws and regulations governing the Award, and you will not receive such shares if the Company determines that such receipt would not be in material compliance with such laws and regulations.

     21. RIGHT OF FIRST REFUSAL. Shares that are received under your Award are subject to any right of first refusal that may be described in the Company's bylaws in effect at such time the Company elects to exercise its right.

     22. RIGHT OF REACQUISITION.

        (a) To the extent provided in the Company's bylaws, as amended from time to time, the Company shall have the right to reacquire all or any part of the shares received pursuant to your Award (a "Reacquisition Right").

        (b) To the extent a Reacquisition Right is not provided in the Company's bylaws, as amended from time to time, the Company shall have a Reacquisition Right as to the shares you received pursuant to your Award that have not as yet vested in accordance with the

Vesting Schedule on the Grant Notice ("Unvested Shares") on the following terms and conditions:

        (i) The Company shall, simultaneously with termination of your Continuous Service, automatically reacquire for no consideration all of the Unvested Shares, unless the Company agrees to waive its Reacquisition Right as to some or all of the Unvested Shares. Any such waiver shall be exercised by the Company by written notice to you or your representative (with a copy to the Escrow Holder as defined below) within ninety (90) days after the termination of your Continuous Service, and the Escrow Holder may then release to you the number of Unvested Shares not being reacquired by the Company. If the Company does not waive its Reacquisition Right as to all of the Unvested Shares, then upon such termination of your Continuous Service, the Escrow Holder shall transfer to the Company the number of shares the Company is reacquiring.

       (ii) The Company shall have the right to reacquire Unvested shares for no monetary consideration (that is, for $0.00).

       (iii) The shares issued under your Award shall be held in escrow pursuant to the terms of the Joint Escrow Instructions attached to the Grant Notice as Attachment IV. You agree to execute two (2) Assignment Separate From Certificate forms (with date and number of shares blank) substantially in the form attached to the Grant Notice as Attachment III and deliver the same, along with the certificate or certificates evidencing the shares, for use by the escrow agent pursuant to the terms of the Joint Escrow Instructions.

       (iv) Subject to the provisions of your Award, you shall, during the term of your Award, exercise all rights and privileges of a shareholder of the Company with respect to the shares deposited in escrow. You shall be deemed to be the holder of the shares for purposes of receiving any dividends which may be paid with respect to such shares and for purposes of exercising any voting rights relating to such shares, even if some or all of such shares have not yet vested and been released from the Company's Reacquisition Right.

       (v) If, from time to time, there is any stock dividend, stock split or other change in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of your Award, then in such event any and all new, substituted or additional securities to which you is entitled by reason of your ownership of the shares acquired under your Award shall be immediately subject to the Reacquisition Right with the same force and effect as the shares subject to this Reacquisition Right immediately before such event.

     23. RESTRICTIVE LEGENDS. The shares issued under your Award shall be endorsed with appropriate legends determined by the Company.

     24. AWARD NOT A SERVICE CONTRACT. Your Award is not an employment or service contract, and nothing in your Award shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or on the part of the Company or an Affiliate to continue your employment. In addition, nothing in your Award shall obligate the Company or an Affiliate, their respective shareholders, boards of directors, Officers or Employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.

     25. WITHHOLDING OBLIGATIONS.

        (a) At the time your Award is made, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with your Award.

        (b) Unless the tax withholding obligations of the Company and/or any Affiliate are satisfied, the Company shall have no obligation to issue a certificate for such shares or release such shares from any escrow provided for herein.

     26. TAX CONSEQUENCES. The acquisition and vesting of the shares may have adverse tax consequences to you that may avoided or mitigated by filing an election under Section 83(b) of the Internal Revenue Code, as amended (the "Code"). Such election must be filed within thirty (30) days after the date of your Award. YOU ACKNOWLEDGE THAT IT IS YOUR OWN RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(B), EVEN IF YOU REQUEST THE COMPANY TO MAKE THE FILING ON YOUR BEHALF.

     27. NOTICES. Any notices provided for in your Award or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.

     28. MISCELLANEOUS.

        (a) The rights and obligations of the Company under your Award shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. Your rights and obligations under your Award may only be assigned with the prior written consent of the Company.

        (b) You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.

        (c) You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award and fully understand all provisions of your Award.

     29. GOVERNING PLAN DOCUMENT. Your Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your Award and those of the Plan, the provisions of the Plan shall control.

AMERICAN REPROGRAPHICS COMPANY
                                             -----------------------------------
                                             Rahul K. Roy

By:                                          Date:
  ---------------------------------               ------------------------------
             Signature

Title:
      -----------------------------

Date:
     ------------------------------